    NEWS

FOR IMMEDIATE RELEASE	Media relations contact:

Charles Coleman, (626) 302-7982

Investor relations contact:
Scott Cunningham, (626) 302-2540

Edison International Reports Fourth Quarter and Full Year 2012 Results

ROSEMEAD, Calif., Feb. 26, 2013 – Edison International (NYSE: EIX) today reported fourth quarter and full-year results, as summarized below.

Fourth Quarter and Full-Year Results Summary

	Quarter Ended December 31,		Year Ended December 31,
Per Share	2012	2011	2012	2011
Basic earnings from continuing operations	$2.42	$0.68	$4.61	$3.20
Basic earnings (loss) from discontinued operations	(4.07)	(3.25)	(5.17)	(3.31)
Basic earnings (loss)	$(1.65)	$(2.57)	$(0.56)	$(0.11)
Core earnings	$1.79	$0.79	$3.92	$3.31
Note: Basic losses include results from Edison Mission Energy.

Core Earnings Summary

The increase in core earnings in the fourth quarter and full-year was driven by the implementation of Southern California Edison’s (SCE) 2012 General Rate Case, which was approved by the California Public Utilities Commission in November 2012.

“These strong results demonstrate Southern California Edison's ongoing ability to deliver rate base growth and cost management during an extended period of rate case uncertainty,” said Ted Craver, chairman and chief executive officer of Edison International. “Looking ahead, success in providing our customers with safe, reliable and affordable electricity provides the foundation for sustainable growth in earnings and dividends.”

Fourth Quarter Earnings Detail

Southern California Edison’s (SCE) fourth quarter 2012 basic earnings were $2.56 per share compared to $0.76 per share in the fourth quarter of 2011. Core earnings were $1.85 per share compared to fourth quarter 2011 core earnings of $0.76 per share. The core earnings increase was primarily due to implementation of SCE’s 2012 General Rate Case which allowed SCE to recover its revenue requirement retroactive to January 1, 2012, and record certain tax benefits. The fourth quarter 2012 results also include rate base growth and solid operating results, offset by severance costs as SCE continues to optimize its cost structure and minimize impacts on customer rates. Non-core items included a benefit from regulatory treatment of repair deductions for tax purposes during 2009 – 2011 as adopted in the 2012 General Rate Case.

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Note: Basic earnings and losses refer to net income or losses attributable to Edison International common shareholders throughout this release. Core earnings is a non-GAAP financial measure. See Reconciliation of Core Earnings to Basic Earnings.

Edison International Reports Fourth Quarter and Full-Year 2012 Financial Results

Effective December 17, 2012, Edison International no longer consolidates the earnings and losses of Edison Mission Energy (EME) or its subsidiaries due to EME and certain of its subsidiaries filing voluntary petitions for relief under Chapter 11 of the Bankruptcy Code. EME and those subsidiaries in Chapter 11 proceedings retain control of their assets and are authorized to operate their businesses as debtors-in-possession under the jurisdiction of the Bankruptcy Court. Edison International has recorded a full impairment of the investment in EME as a result of the deconsolidation of EME, recognition of losses previously deferred in accumulated other comprehensive income, a provision for losses from the EME bankruptcy, and estimated tax impacts related to the expected future tax deconsolidation and separation of EME from Edison International. The aggregate impact of these matters resulted in an after tax charge of $3.86 per share during the fourth quarter of 2012. Including EME quarterly earnings through the date of bankruptcy filing, the fourth quarter loss was $4.07 per share.

Edison International parent company and other reported a fourth quarter 2012 basic loss from continuing operations of $(0.14) per share compared to a $(0.08) per share loss from continuing operations in the fourth quarter of 2011. Core losses were $(0.06) per share compared to core earnings of $0.03 per in the same period last year. The decrease in core earnings was primarily due to changes in income taxes and higher operating expenses.

Full-Year Earnings Detail

SCE’s basic earnings in 2012 were $4.81 per share compared to $3.33 per share in 2011. Core earnings were $4.10 per share compared to $3.33 per share in 2011. The increase in core earnings was primarily due to rate base growth, solid operating results and lower income taxes, offset by inspection and repair costs related to outages at the San Onofre Nuclear Generating Station and severance costs, as SCE continues to optimize its cost structure and minimize impacts on customer rates.

Edison International parent company and other reported 2012 basic losses from continuing operations of $(0.20) per share compared to basic losses from continuing operations of $(0.13) per share in 2011. Core losses were $(0.18) per share compared to ($0.02) per share last year. The increase in core losses was due to changes in income taxes and higher operating expenses in 2012.

2013 Earnings Guidance

The company announced 2013 basic and core earnings guidance of $3.45 to $3.65 per share. It has assumed no non-core items in its guidance. There is no expected impact of participating securities. See the risk disclosure statement in the Appendix and the presentation accompanying the company’s conference call for further information.

About Edison International

Edison International (NYSE:EIX), through its subsidiaries, is a generator and distributor of electric power and an investor in infrastructure and energy assets, including renewable energy. Headquartered in Rosemead, Calif., Edison International is the parent company of Southern California Edison, one of the nation’s largest electric utilities.

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Edison International Reports Fourth Quarter and Full-Year 2012 Financial Results

Appendix

Use of Non-GAAP Financial Measures

Edison International’s earnings are prepared in accordance with generally accepted accounting principles used in the United States and represent the company’s earnings as reported to the Securities and Exchange Commission. Our management uses core earnings and core earnings per share (EPS) internally for financial planning and for analysis of performance. We also use core earnings and core EPS when communicating with analysts and investors regarding our earnings results to facilitate comparisons of the Company’s performance from period to period. Financial measures referred to net income, basic EPS, core earnings, or core EPS also applies to the description of earnings or earnings per share.

Core earnings and core EPS are non-GAAP financial measures and may not be comparable to those of other companies. Core earnings and core EPS are defined as basic earnings and basic EPS excluding income or loss from discontinued operations and income or loss from significant discrete items that management does not consider representative of ongoing earnings. Basic earnings and losses refer to net income or losses attributable to Edison International shareholders. Core earnings are reconciled to basic earnings in the attached tables. The impact of participating securities (vested stock options that earn dividend equivalents that may participate in undistributed earnings with common stock) for the principal operating subsidiary is not material to the principal operating subsidiary’s EPS and is therefore reflected in the results of the Edison International holding company, which is included in EIX parent & other.

Risk Disclosure Statement

Forward-looking statements about the financial outlook for Edison International and its subsidiaries are included in this news release. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. Important factors that could cause different results are discussed under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Edison International’s 2012 Form 10-K, and other reports and other reports and presentations filed with the Securities and Exchange Commission which are available at: www.edisoninvestor.com. These forward-looking statements represent our expectations only as of the date of this news release, and Edison International assumes no duty to update them to reflect new information, events or circumstances.

Reminder: Edison International Will Hold a Conference Call Today

When:            Tuesday, February 26, 2013, 2:00 p.m. (Pacific Standard Time)
Telephone Numbers:    1-800-369-2198 (US) and 1-773-756-4618 (Int'l) - Passcode: Edison
Telephone Replay:    1-866-489-8055 (US) and 1-203-369-1680 (Int’l) - Passcode: 468529
Telephone replay available through March 6, 2013
Webcast:        www.edisoninvestor.com

The prepared remarks made on the conference call by Ted Craver, chairman and chief executive officer of Edison International will be available at www.edisoninvestor.com.

Edison International Reports Fourth Quarter and Full-Year 2012 Financial Results

Summary Financial Schedules

Fourth Quarter Basic Earnings (Loss) Per Share

	Quarter Ended December 31,
Earnings (Loss) Per Share Attributable to Edison International	2012	2011	Change
SCE	$2.56	$0.76	$1.80
EIX parent & other	(0.14)	(0.08)	(0.06)
Earnings (loss) from continuing operations	2.42	0.68	1.74
Earnings (loss) from discontinued operations[1]	(4.07)	(3.25)	(0.82)
Basic earnings (loss)[2]	$(1.65)	$(2.57)	$0.92
Diluted earnings (loss)	$(1.64)	$(2.56)	$0.92

1	Results for Edison Mission Energy reported as non-core discontinued operations for both periods.

2	The impact of participating securities on the per share amounts is included in EIX parent & other and was zero per share for both quarters.

Fourth Quarter Reconciliation of Core Earnings (Loss) Per Share
to Basic Earnings (Loss) Per Share

	Quarter Ended December 31,
Earnings (Loss) Per Share Attributable to Edison International	2012	2011	Change
Core earnings (loss)[1,2]
SCE	$1.85	$0.76	$1.09
EIX parent & other	(0.06)	0.03	(0.09)
Core earnings	1.79	0.79	1.00
Non-core items
SCE – Income tax repair deduction (2009-2011) EIX parent & other – Consolidated deferred tax impacts related to EME changes EIX parent & other – Write-down of net investment in aircraft leases	0.71 (0.08) —	— (0.06) (0.05)	0.71 (0.02) 0.05
Earnings (loss) from discontinued operations
EIX parent & other	(4.07)	(3.25)	(0.82)
Total non-core items	(3.44)	(3.36)	(0.08)
Basic earnings (loss)[1]	$(1.65)	$(2.57)	$0.92

1	See Use of Non-GAAP Financial Measures in Appendix. The impact of participating securities on the per share amounts is included in EIX parent & other and was zero per share for both periods.

2	Results for Edison Mission Energy reported as non-core discontinued operations for both periods.

Edison International Reports Fourth Quarter and Full-Year 2012 Financial Results

Fourth Quarter Basic Earnings (Loss)

	Quarter Ended December 31,
Earnings (Loss) (in millions) Attributable to Edison International	2012	2011	Change
SCE	$833	$247	$586
EIX parent & other	(46)	(26)	(20)
Earnings (loss) from continuing operations	787	221	566
Earnings (loss) from discontinued operations[1]	(1,326)	(1,060)	(266)
Basic earnings (loss)	$(539)	$(839)	$300

1	Results for Edison Mission Energy reported as non-core discontinued operations for both periods.

Fourth Quarter Reconciliation of Core Earnings (Loss) to Basic Earnings (Loss)

	Quarter Ended December 31,
Earnings (Loss) (in millions) Attributable to Edison International	2012	2011	Change
Core earnings (loss)[1,2]
SCE	$602	$247	$355
EIX parent & other	(20)	9	(29)
Core earnings	582	256	326
Non-core items
SCE – Income tax repair deduction (2009-2011) EIX parent & other – Consolidated deferred tax related to EME changes EIX parent & other – Write-down of net investment in aircraft leases	231 (26) —	— (19) (16)	231 (7) 16
Earnings (loss) from discontinued operations
EIX parent & other	(1,326)	(1,060)	(266)
Total non-core items	(1,121)	(1,095)	(26)
Basic earnings (loss)	$(539)	$(839)	$300

1	See Use of Non-GAAP Financial Measures in Appendix.

2	Results for Edison Mission Energy reported as non-core discontinued operations for both periods.

Edison International Reports Fourth Quarter and Full-Year 2012 Financial Results

Full-Year Basic Earnings (Loss) Per Share

	Year Ended December 31,
Earnings (Loss) Per Share Attributable to Edison International	2012	2011	Change
SCE	$4.81	$3.33	$1.48
EIX parent & other	(0.20)	(0.13)	(0.07)
Earnings (loss) from continuing operations	4.61	3.20	1.41
Earnings (loss) from discontinued operations[1]	(5.17)	(3.31)	(1.86)
Basic earnings (loss)[2]	$(0.56)	$(0.11)	$(0.45)
Diluted earnings (loss)	$(0.56)	$(0.11)	$(0.45)

1	Results for Edison Mission Energy reported as non-core discontinued operations for both periods.

2	The impact of participating securities is included in EIX parent & other and was zero per share for both periods.

Full-Year Reconciliation of Core Earnings (Loss) Per Share
to Basic Earnings (Loss) Per Share

	Year Ended December 31,
Earnings (Loss) Per Share Attributable to Edison International	2012	2011	Change
Core earnings (loss)[1,2]
SCE	$4.10	$3.33	$0.77
EIX parent & other	(0.18)	(0.02)	(0.16)
Core earnings	3.92	3.31	0.61
Non-core items

SCE – Income tax repair deduction (2009-2011)
EIX parent & other – Consolidated deferred tax related to EME changes
EIX parent & other – Gain on sale of Beaver Valley lease interest
EIX parent & other – Write-down of net investment in aircraft leases
	0.71 (0.11) 0.09 —	— (0.06) — (0.05)	0.71 (0.05) 0.09 0.05
Earnings (loss) from discontinued operations
EIX parent & other	(5.17)	(3.31)	(1.86)
Total non-core items	(4.48)	(3.42)	(1.06)
Basic earnings (loss)[1]	$(0.56)	$(0.11)	$(0.45)

1	See Use of Non-GAAP Financial Measures in Appendix. The impact of participating securities is included in EIX parent & other and was zero per share for both periods.

2	Results for Edison Mission Energy reported as non-core discontinued operations for both periods.

Edison International Reports Fourth Quarter and Full-Year 2012 Financial Results

Full-Year Basic Earnings (Loss)

	Year Ended December 31,
Earnings (Loss) (in millions) Attributable to Edison International	2012	2011	Change
SCE	$1,569	$1,085	$484
EIX parent & other	(66)	(44)	(22)
Earnings (loss) from continuing operations	1,503	1,041	462
Earnings (loss) from discontinued operations[1]	(1,686)	(1,078)	(608)
Basic earnings (loss)	$(183)	$(37)	$(146)

1	Results for Edison Mission Energy reported as non-core discontinued operations for both periods.

Full-Year Reconciliation of Core Earnings (Loss) to Basic Earnings (Loss)

	Year Ended December 31,
Earnings (Loss) (in millions) Attributable to Edison International	2012	2011	Change
Core earnings (loss)[1,2]
SCE	$1,338	$1,085	$253
EIX parent & other	(60)	(9)	(51)
Core earnings	1,278	1,076	202
Non-core items

SCE – Income tax repair deduction (2009-2011)
EIX parent & other – Consolidated deferred tax related to EME changes
EIX parent & other – Gain on sale of Beaver Valley lease interest
EIX parent & other – Write-down of net investment in aircraft leases
	231 (37) 31 —	— (19) — (16)	231 (18) 31 16
Earnings (loss) from discontinued operations
EIX parent & other	(1,686)	(1,078)	(608)
Total non-core items	(1,461)	(1,113)	(348)
Basic earnings (loss)	$(183)	$(37)	$(146)

1	See Use of Non-GAAP Financial Measures on in Appendix.

2	Results for Edison Mission Energy reported as non-core discontinued operations for both periods.

Edison International Reports Fourth Quarter and Full-Year 2012 Financial Results

Consolidated Statements of Income			Edison International
	Quarter ended December 31,		Year ended December 31,
(in millions, except per-share amounts)	2012	2011	2012	2011
Electric utility	$3,057	$2,513	$11,848	$10,574
Other	3	4	14	14
Total operating revenue	3,060	2,517	11,862	10,588
Fuel	88	98	308	367
Purchased power	782	568	3,831	2,989
Operation and maintenance	1,013	1,017	3,904	3,718
Depreciation, decommissioning and amortization	375	368	1,562	1,427
(Gain) loss on sale of assets, disallowances and other	37	26	(28)	26
Total operating expenses	2,295	2,077	9,577	8,527
Operating income	765	440	2,285	2,061
Interest and dividend income	4	(2)	10	6
Equity in income from unconsolidated affiliates, net	1	1	1	—
Other income	34	35	138	141
Interest expense	(131)	(125)	(521)	(485)
Other expenses	(15)	(18)	(52)	(55)
Income from continuing operations before income taxes	658	331	1,861	1,668
Income tax expense	(154)	95	267	568
Income from continuing operations	812	236	1,594	1,100
Income (loss) from discontinued operations, net of tax	(1,326)	(1,060)	(1,686)	(1,078)
Net income (loss)	(514)	(824)	(92)	22
Dividends on preferred and preference stock of utility	25	15	91	59
Net income (loss) attributable to Edison International common shareholders	$(539)	$(839)	$(183)	$(37)
Amounts attributable to Edison International common shareholders:
Income from continuing operations, net of tax	$787	$221	$1,503	$1,041
Income (loss) from discontinued operations, net of tax	(1,326)	(1,060)	(1,686)	(1,078)
Net income (loss) attributable to Edison International common shareholders	(539)	(839)	$(183)	$(37)
Basic earnings (loss) per common share attributable to Edison International common shareholders:
Weighted-average shares of common stock outstanding	326	326	326	326
Continuing operations	$2.42	$0.68	$4.61	$3.20
Discontinued operations	(4.07)	(3.25)	(5.17)	(3.31)
Total	$(1.65)	$(2.57)	$(0.56)	$(0.11)
Diluted earnings (loss) per common share attributable to Edison International common shareholders:
Weighted-average shares of common stock outstanding, including effect of dilutive securities	329	329	330	329
Continuing operations	$2.39	$0.66	$4.55	$3.17
Discontinued operations	(4.03)	(3.22)	(5.11)	(3.28)
Total	$(1.64)	$(2.56)	$(0.56)	$(0.11)
Dividends declared per common share	$0.3375	$0.325	$1.3125	$1.285

Edison International Reports Fourth Quarter and Full-Year 2012 Financial Results

Consolidated Balance Sheets	Edison International

	December 31,
(in millions)	2012	2011
ASSETS
Cash and cash equivalents	$170	$169
Receivables, less allowances of $75 for uncollectible accounts at both dates	762	768
Accrued unbilled revenue	550	519
Inventory	340	350
Prepaid taxes	22	88
Derivative assets	129	65
Margin and collateral deposits	8	17
Regulatory assets	572	494
Other current assets	119	73
Assets of discontinued operations	—	1,941
Total current assets	2,672	4,484
Nuclear decommissioning trusts	4,048	3,592
Investments in unconsolidated affiliates	2	2
Other investments	184	211
Total investments	4,234	3,805
Utility property, plant and equipment, less accumulated depreciation of $7,424 and $6,894 at respective dates	30,200	27,569
Nonutility property, plant and equipment, less accumulated depreciation of $123 and $113 at respective dates	73	75
Total property, plant and equipment	30,273	27,644
Derivative assets	85	70
Restricted deposits	4	3
Regulatory assets	6,422	5,466
Other long-term assets	704	486
Total long-term assets	7,215	6,025
Assets of discontinued operations	—	6,081

Total assets	$44,394	$48,039

Edison International Reports Fourth Quarter and Full-Year 2012 Financial Results

Consolidated Balance Sheets	Edison International

	December 31,
(in millions, except share amounts)	2012	2011
LIABILITIES AND EQUITY
Short-term debt	$175	$429
Accounts payable	1,423	1,321
Accrued taxes	61	49
Accrued interest	176	172
Customer deposits	193	199
Derivative liabilities	126	266
Regulatory liabilities	536	670
Deferred income taxes	64	89
Other current liabilities	990	794
Liabilities of discontinued operations	—	359
Total current liabilities	3,744	4,348
Long-term debt	9,231	8,834
Deferred income taxes	6,127	5,065
Deferred investment tax credits	104	84
Customer advances	149	138
Derivative liabilities	939	456
Pensions and benefits	2,614	2,715
Asset retirement obligations	2,782	2,610
Regulatory liabilities	5,214	4,670
Other deferred credits and other long-term liabilities	2,299	1,839
Total deferred credits and other liabilities	20,228	17,577
Liabilities of discontinued operations	—	6,194
Total liabilities	33,203	36,953
Commitments and contingencies
Common stock, no par value (800,000,000 shares authorized; 325,811,206 shares issued and outstanding at each date)	2,373	2,360
Accumulated other comprehensive loss	(87)	(139)
Retained earnings	7,146	7,834
Total Edison International's common shareholders' equity	9,432	10,055
Preferred and preference stock of utility	1,759	1,029
Other noncontrolling interests	—	2
Total noncontrolling interests	1,759	1,031
Total equity	11,191	11,086
Total liabilities and equity	$44,394	$48,039

Edison International Reports Fourth Quarter and Full-Year 2012 Financial Results

Consolidated Statements of Cash Flows	Edison International
	Years ended December 31,
(in millions)	2012	2011	2010
Cash flows from operating activities:
Net income (loss)	$(92)	$22	$1,308
Less: Income (loss) from discontinued operations	(1,686)	(1,078)	164
Income from continuing operations	1,594	1,100	1,144
Adjustments to reconcile to net cash provided by operating activities:
Depreciation, decommissioning and amortization	1,562	1,427	1,274
Regulatory impacts of net nuclear decommissioning trust earnings	192	146	189
Other amortization	72	133	106
(Gain) loss on sale of assets, disallowances and other	(29)	21	2
Stock-based compensation	33	26	24
Equity in income from unconsolidated affiliates	(1)	—	(2)
Distributions from unconsolidated affiliates	—	—	1
Deferred income taxes and investment tax credits	141	708	966
Income from leveraged leases	(5)	(5)	(5)
Proceeds from U.S. treasury grants	68	—	—
Changes in operating assets and liabilities:
Receivables	(13)	(46)	(195)
Inventory	10	(18)	(11)
Margin and collateral deposits, net of collateral received	38	7	2
Prepaid taxes	156	29	(251)
Other current assets	(76)	(88)	(98)
Accounts payable	14	45	2
Accrued taxes	33	5	(127)
Other current liabilities	152	(32)	125
Derivative assets and liabilities, net	262	382	(62)
Regulatory assets and liabilities, net	(314)	(1,080)	278
Other assets	(222)	(128)	(62)
Other liabilities	304	649	(427)
Operating cash flows from continuing operations	3,971	3,281	2,873
Operating cash flows from discontinued operations, net	(637)	625	604
Net cash provided by operating activities	3,334	3,906	3,477
Cash flows from financing activities:
Long-term debt issued	395	896	1,535
Long-term debt issuance costs	(4)	(9)	(19)
Long-term debt repaid	(6)	(14)	(348)
Bonds purchased	—	(86)	—
Preference stock issued, net	804	123	—
Preference stock redeemed	(75)	—	—
Short-term debt financing, net	(264)	410	(66)
Settlements of stock-based compensation, net	(68)	(15)	(13)
Dividends to noncontrolling interests	(82)	(59)	(52)
Dividends paid	(424)	(417)	(411)
Financing cash flows from continuing operations	276	829	626
Financing cash flows from discontinued operations, net	374	278	427
Net cash provided by financing activities	$650	$1,107	$1,053

Edison International Reports Fourth Quarter and Full-Year 2012 Financial Results

Consolidated Statements of Cash Flows	Edison International
	Years ended December 31,
(in millions)	2012	2011	2010
Cash flows from investing activities:
Capital expenditures	$(4,149)	$(4,122)	$(3,780)
Proceeds from sale of nuclear decommissioning trust investments	2,122	2,773	1,432
Purchases of nuclear decommissioning trust investments and other	(2,337)	(2,940)	(1,651)
Proceeds from sale of interest in project, net	114	—	—
Proceeds from partnerships and unconsolidated subsidiaries, net of investment	(4)	5	18
Customer advances for construction and other investments	8	29	10
Effect of deconsolidation of variable interest entities	—	—	(92)
Investing cash flows from continuing operations	(4,246)	(4,255)	(4,063)
Investing cash flows from discontinued operations, net	(1,037)	(678)	(751)
Net cash used by investing activities	(5,283)	(4,933)	(4,814)
Net (decrease) increase in cash and cash equivalents	(1,299)	80	(284)
Cash and cash equivalents at beginning of year	1,469	1,389	1,673
Cash and cash equivalents at end of year	170	1,469	1,389
Cash and cash equivalents from discontinued operations	—	1,300	1,075
Cash and cash equivalents from continuing operations	$170	$169	$314